SUPPLEMENT DATED JULY 2, 2007

TO

PROSPECTUS DATED MAY 1, 2007

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT J

I. On July 2, 2007, Sun Life Insurance and Annuity Company of New York ("Sun Life") and Sun Life (N.Y.) Variable Account J filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of certain classes of shares of portfolios of the Sun Capital Advisers Trust (the "New Portfolios") for certain classes of shares of portfolios of the Lord Abbett Series Fund, Inc. and the PIMCO Variable Insurance Trust (the "Old Portfolios").

Sun Life proposes to carry out the proposed substitution by redeeming the applicable classes of shares of the Old Portfolios and purchasing the applicable classes of shares of the New Portfolios. Any value that you have allocated to an investment option investing in the applicable class of shares of the Old Portfolios on the date of the substitution will, in effect, be transferred to the investment option investing in the applicable class of shares of the New Portfolios. Sun Life anticipates that, if SEC approval is granted and all of the systems needed to perform the substitutions are in place, the proposed substitution will occur in early 2008. To the extent required by law, approval of the proposed substitution also will be obtained from the state insurance regulators in certain jurisdictions.

From July 2, 2007 through thirty days following the date of the proposed substitution, you may make one transfer of value from the investment option investing in the Old Portfolios (before the substitution) or the New Portfolios (after the substitution) to any other available investment option without being assessed a transfer fee and without that transfer counting against limits, if any, on the number of transfers permitted under your policy each year. In addition, Sun Life will not exercise any rights it may have under your policy to impose restrictions or charges on transfers until at least thirty days after the proposed substitution occurs (except as necessary to prevent short-term trading activity).

All policyowners will receive a current prospectus for the New Portfolios prior to the substitution. This prospectus will describe the New Portfolios' investment policy, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing. There is no assurance that the New Portfolio will achieve its stated objective.

If you object to the material change in the investment options under your policy, you may transfer the Account Value in the Old or New Portfolios to the Fixed Account Option within 60 days after the effective date of the substitution order. No evidence of insurability is required.
  The first sentence of the What if Charges and Deductions Exceed Account Value? section of the Risk/Benefit Summary of Policy in your prospectus is deleted and replaced with the following:

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 468-9890 or write to us at One Sun Life Executive Park, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.